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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 10, 2001



                            McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)



        Delaware                        1-5231                    36-2361282
(State of Incorporation)          (Commission File No.)         (IRS Employer
                                                             Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 5. Other Events
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On July 10, 2001, McDonald's Corporation (the "Company") issued a press release announcing the appointment of Matthew H. Paull as Executive Vice President and Chief Financial Officer. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 5.  Other Events
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             (c)    Exhibits:

                    99 Press Release dated July 10, 2001-- McDonald's Names Matthew H. Paull as Chief Financial Officer

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    McDONALD'S CORPORATION

                                    (Registrant)



Date:   July 13, 2001               By:   /s/ Gloria Santona
                                          --------------------------------------
                                          Gloria Santona
                                          Senior Vice President, General Counsel
                                          and Secretary

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                                 Exhibit Index

Exhibit No.
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99        News Release of McDonald's Corporation issued July 10, 2001:
          McDonald's Names Matthew H. Paull as Chief Financial Officer

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